Net Other Operating (Income) Loss	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Net Other Operating (Income) Loss	Net Other Operating (Income) Loss
Net other operating (income) loss includes the following:

Year ended Dec. 31	2022	2021	2020
Alberta Off-Coal Agreement	(40)	(40)	(40)
Liquidated damages recoverable	(12)	—	—
Insurance recoveries	(7)	—	—
Supplier and other contract settlements	5	34	—
Onerous contract provisions	—	14	29
Retail power contract amortization (Note 27)	(4)	—	—
Net other operating (income) loss	(58)	8	(11)
A. Alberta Off-Coal Agreement ("OCA")
The Company receives payments from the Government of Alberta for the cessation of coal-fired emissions on or before Dec. 31, 2030. Under the terms of the agreement, the Company receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net of the non-controlling interest related to Sheerness), which commenced Jan. 1, 2017, and will terminate at the end of 2030. The Company recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030, which has been achieved effective Dec. 31, 2021. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2030.
B. Liquidated Damages Recoverable
During 2022, the Company recorded $12 million, related to requirements to be met by the contractor on turbine availability at the Windrise wind facility.
C. Insurance Recoveries
During 2022, the Company received insurance proceeds of $7 million related to the replacement costs for the single tower failure at the Kent Hills wind facilities.
D. Supplier and Other Contract Settlements
During 2022, $5 million was expensed related to contract settlements in the year.
During 2021, $34 million was expensed related to decisions to no longer proceed with the Sundance Unit 5 repowering project and to retire Keephills Unit 1, including a deferred asset of $10 million (US$8 million) for which the Company is unlikely to incur sufficient capital or operating expenditures to utilize the remaining credit.
E. Onerous Contract Provisions
During 2021, an onerous contract provision for future royalty payments of $14 million was recognized with the shutdown of the Highvale mine.
During 2020, an onerous contract provision of $29 million was recognized as a result of a decision to eliminate coal as a fuel source by the end of 2021 at the Sheerness facility. The last coal shipment was received during the first quarter of 2021, while the payments under the coal supply agreement will continue until 2025.